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Draft: 25/02/03

                                                                  Exhibit 10.3.2

                                             FORM OF FUNDING 1 SWAP CONFIRMATION


From:                   Halifax plc
                        Trinity Road
                        Halifax
                        West Yorkshire
                        HX1 2RG

To:                     Permanent Funding (No. 1) Limited
                        Blackwell House
                        Guildhall Yard
                        London
                        EC2V 5AE

Attention:              The Secretary

To:                     State Street Bank and Trust Company
                        1 Canada Square
                        Canary Wharf
                        London
                        E14 5AF

Attention:              Corporate Trust


                                                               [[o] March, 2003]

Dear Sirs,

CONFIRMATION - FUNDING 1 SWAP

This confirmation hereby amends and replaces the confirmation entered into between us, you and State Street Bank and Trust Company (the SECURITY TRUSTEE) on 14th June, 2002 (the PREVIOUS CONFIRMATION).

This confirmation constitutes a "Confirmation" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) dated [[o] March, 2003] entered into between us, you and the Security Trustee on the date hereof as amended and supplemented from time to time (the AGREEMENT). As of the date hereof, all rights and obligations of the parties to the Previous Confirmation shall cease to exist and shall be replaced in their entirety by the rights and obligations arising pursuant to this Confirmation.

The purpose of this letter (the CONFIRMATION) is to confirm the terms and conditions of the Swap Transactions entered into between us on the Trade Date specified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the DEFINITIONS) are incorporated into this Confirmation.

In the event of any inconsistency between any of the following, the first listed shall govern: (i) this Confirmation; (ii) the Master Definitions Schedule; and
(iii) the Definitions.

The following expressions shall, for the purpose of this Confirmation, have the following meanings:

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The term TRANSACTION as used herein shall, for the purposes of the Definitions, have the same meaning as SWAP TRANSACTION.

AVERAGE FIXED RATE LOAN BALANCE means, in respect of a Calculation Period, the average daily aggregate Outstanding Principal Balance of the Fixed Rate Loans during the relevant Calculation Period as notified by the Cash Manager in accordance with the Cash Management Agreement.

AVERAGE LOAN BALANCE means, in respect of a Calculation Period, the sum of the Average Fixed Rate Loan Balance, the Average Variable Rate Loan Balance and the Average Tracker Rate Loan Balance.

AVERAGE TRACKER RATE LOAN BALANCE means, in respect of a Calculation Period, the average daily aggregate Outstanding Principal Balance of the Tracker Rate Loans during the relevant Calculation Period as notified by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

AVERAGE VARIABLE RATE LOAN BALANCE means, in respect of a Calculation Period, the average daily aggregate Outstanding Principal Balance of the Variable Rate Loans during the relevant Calculation Period as notified by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

BLENDED RATE means, in respect of a Calculation Period, a rate of interest equal to the sum of (i) the Weighted Average Fixed Rate for such Calculation Period multiplied by the Fixed Rate Ratio for such Calculation Period; (ii) the Variable Rate Swap SVR for such Calculation Period multiplied by the Variable Rate Ratio for such Calculation Period and (iii) the Tracker Swap Rate for such Calculation Period multiplied by the Tracker Ratio for such Calculation Period.

BLENDED SPREAD means, in respect of a Calculation Period, a percentage equal to the sum of (i) the Fixed Rate Spread multiplied by the Fixed Rate Ratio for such Calculation Period; (ii) the Variable Rate Spread multiplied by the Variable Rate Ratio for such Calculation Period and (iii) the Tracker Spread multiplied by the Tracker Ratio for such Calculation Period.

CALCULATION DATE means the first day (or if not a London Business Day, the next succeeding London Business Day) of each month and any other day on which Funding 1 acquires a further interest in the Trust Property from and including the Calculation Date immediately preceding the Effective Date.

CALCULATION PERIOD means, each period from and including the Closing Date to but excluding the first Calculation Date and thereafter the period from and including one Calculation Date to but excluding the next following Calculation Date.

CALCULATION PERIOD FUNDING 1 AMOUNT means, in respect of a Calculation Period, an amount in Sterling equal to the amount produced by applying the Blended Rate for such Calculation Period to the Notional Amount, such amount to be calculated by the Calculation Agent on the basis of the actual number of days in such Calculation Period, divided by 365.

CALCULATION PERIOD SWAP PROVIDER AMOUNT means, in respect of a Calculation Period, an amount in Sterling which is equal to the amount produced by applying a rate equal to the Three Month LIBOR prevailing on the last day of such Calculation Period plus the Blended Spread to the Notional Amount for such Calculation Period, such amount to be calculated by the Calculation Agent on the basis of the actual number of days in such Calculation Period, divided by 365.

FIRST ISSUER means Permanent Financing (No. 1) PLC.



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FIXED RATE RATIO means, in respect of a Calculation Period, the Average Fixed
Rate Loan Balance divided by the Average Loan Balance.

FIXED RATE SPREAD means 0.24 per cent. per annum.

FUNDING 1 AMOUNT means, in respect of an Interest Period, an amount equal to the sum of each of the Calculation Period Funding 1 Amounts calculated in respect of the Calculation Periods which end on a date falling within such Interest Period.

INTERCOMPANY LOANS means, the First Issuer Intercompany Loan entered into between Funding 1, the First Issuer and the Security Trustee, the Second Issuer Intercompany Loan entered into between Funding 1, the Second Issuer, and the Security Trustee and any New Intercompany Loan.

INTEREST PAYMENT DATE means each Funding 1 Interest Payment Date.

INTEREST PERIOD means the period from (and including) the Second Issuer Closing Date to (but excluding) the Interest Payment Date falling in June, 2003 and thereafter from (and including) one Interest Payment Date to (but excluding) the next succeeding Interest Payment Date.

NOTIONAL AMOUNT means in respect of a Calculation Period, an amount in Sterling equal to:

(a) the Outstanding Principal Balance of the Intercompany Loans on the first day of the relevant Calculation Period, less

(b) the balance of the Principal Deficiency Ledger attributable to the Intercompany Loans on the first day of the relevant Calculation Period, less

(c) the amount of the Principal Receipts in the Funding 1 GIC Account attributable to the Intercompany Loans on the first day of the relevant Calculation Period.

The Notional Amount shall be determined on the first day of the relevant Calculation Period after any changes made on such date to the Outstanding Principal Balance of the Intercompany Loans, the balance of the Principal Deficiency Ledger attributable to the Intercompany Loans and the amount of Principal Receipts in the Funding 1 GIC Account have become effective.

REFERENCE LENDERS means Abbey National plc, HSBC Bank plc, Lloyds TSB plc, Nationwide Building Society, National Westminster Bank Plc, Northern Rock plc and Woolwich plc (or their respective successors) and such additional or replacement residential mortgage lenders as shall be determined by the Calculation Agent and REFERENCE LENDER means any one of them.

SECOND ISSUER means Permanent Financing (No. 2) PLC.

SWAP PROVIDER AMOUNT means, in respect of an Interest Period, an amount equal to the sum of each of the Calculation Period Swap Provider Amounts calculated in respect of the Calculation Periods which end on a date falling within such Interest Period.

THREE MONTH LIBOR means the weighted average of the rates of interest (excluding spreads) applicable to any outstanding Intercompany Loan.

TRACKER RATIO means, in respect of a Calculation Period, the Average Tracker Rate Loan Balance divided by the Average Loan Balance.

TRACKER SPREAD means -0.09 per cent. per annum.



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TRACKER SWAP RATE means, in respect of a Calculation Period, a rate of interest, linked to the Bank of England repo rate, as determined by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

VARIABLE RATE RATIO means, in respect of a Calculation Period, the Average Variable Rate Loan Balance divided by the Average Loan Balance.

VARIABLE RATE SPREAD means 1.70 per cent. per annum.

VARIABLE RATE SWAP SVR means, in respect of a Calculation Period, the rate of interest equal to the average of the standard variable rate or its equivalent charged to existing borrowers on residential mortgage loans as published from time to time after excluding the highest and lowest rate, of the Reference Lenders, as determined by the Cash Manager in good faith and notified to the Calculation Agent from time to time in accordance with the Cash Management Agreement.

WEIGHTED AVERAGE FIXED RATE means, in respect of a Calculation Period, the weighted average (by Outstanding Principal Balance) of the fixed rates of interest charged to borrowers of Fixed Rate Loans during the relevant Calculation Period as notified by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

1. This Confirmation supplements, forms part of, and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the Transaction to which this Confirmation relates are as follows:

     PARTY A:                 Halifax plc

     PARTY B:                 Permanent Funding (No. 1) Limited

     TRADE DATE:              14th June, 2002

     TERMINATION DATE:        The date on which the amount outstanding under the
                              Intercompany Loans is reduced to zero.


     EFFECTIVE DATE:          14th June, 2002

     BUSINESS DAY CENTRES
     FOR ALL PAYMENTS:        London

     CALCULATION OF
     AMOUNTS: On each Interest Payment Date, the Calculation Agent shall calculate the Swap Provider Amount and the Funding 1 Amount for the then current Interest Period, and forthwith notify Party A, Party B and the Cash Manager of the amounts so determined and of the net amount determined as set out below.

     PAYMENTS:                If in relation to any Interest Payment Date:

                              (i) the Swap Provider Amount for the relevant Interest Period exceeds the Funding 1 Amount for the relevant Interest



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                                   Period, Party A shall pay the amount of such
                                   excess to Party B on such Interest Payment
                                   Date;

                              (ii) the Funding 1 Amount for the relevant
                                   Interest Period exceeds the Swap Provider
                                   Amount for the relevant Interest Period, Party B shall pay the amount of such excess to Party A on such Interest Payment Date;

                              (iii) the Swap Provider Amount for the relevant
                                   Interest Period is equal to the Funding 1
                                   Amount for the relevant Interest Period, no amount shall be due and payable by either party hereunder in relation to such Interest Payment Date.

     CALCULATION AGENT:       Halifax plc acting in its capacity of Servicer
                              pursuant to the Servicing Agreement or of Cash
                              Manager pursuant to the Cash Management Agreement, as the case may be.


3.   MISCELLANEOUS:

     Subject to Clause 25 of the Funding 1 Deed of Charge (Supplemental Provisions Regarding the Security Trustee), any amendments to this Confirmation or the Agreement will be made only with the prior written consent of each party to the Agreement.

4.   ACCOUNT DETAILS:

     Payments to Party A:  Bank:              Halifax plc
                                              Domestic Banking
                                              Trinity Road
                                              Halifax

                           Sort Code:         11-99-06

                           Account Number:    00000000

                           Account Name:      Halifax CHAPS Funding

                           Beneficiary Name:  Securitisation E/04101-06

     Payments to Party B:  Bank:              The Governor and Company of the
                                              Bank of Scotland

                           Account Number:    00856456

                           Sort Code:         12-08-83

                           Account Name:      Permanent Funding (No. 1) Ltd -
                                              Transaction Account

5.   NOTICE DETAILS:

     Party A:              Halifax plc



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     Address:              Trinity House
                           Halifax
                           West Yorkshire HX1 2RG

     Facsimile Number:     +44 (0) 1422 391777

     Attention:            Mortgage Securitisation Manager

     with a copy to:-      HBOS Treasury Services plc,

     Address:              33 Old Broad Street
                           London
                           EC2N 1HZ

     Facsimile Number:     020 7574 8784

     Attention:            Head of Capital Markets and Securitisation

     Party B:              Permanent Funding (No. 1) Limited

     Address:              Blackwell House
                           Guildhall Yard
                           London
                           EC2V 5AE

     Facsimile Number:     020 7566 0975

     Attention:            The Secretary

     With a copy to:-      (i) HBOS Treasury Services plc

     Address:              33 Old Broad Street
                           London
                           EC2N 1HZ

     Facsimile Number:     020 7574 8784

     Attention:            Head of Capital Markets and Securitisation

                           (ii) the Security Trustee:

     Name:                 State Street Bank and Trust Company

     Address:              1 Canada Square
                           Canary Wharf
                           London
                           E14 5AF

     Facsimile Number:     020 7416 2548

     Attention:            Corporate Trust

Yours faithfully,


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HALIFAX PLC

By:
Name:
Title:

Confirmed as of the date first written:

PERMANENT FUNDING (NO. 1) LIMITED

By:
Name:
Title:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

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